SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2010

DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	001-10613	59-1277135
(State or other jurisdiction) of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

11770 U.S. Highway One, Suite 101

Palm Beach Gardens, Florida 33408

(Address of principal executive offices) (Zip Code)

(561) 627-7171

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statement and Exhibits
SIGNATURES
EX-99.1
EX-99.2
EX-99.3

Item 2.02 Results of Operations and Financial Condition.

On May 25, 2010, Dycom Industries, Inc. (the “Company”) issued a press release reporting third quarter of fiscal 2010 results. Additionally, on May 26, 2010, the Company made available a slide presentation to be discussed during the Company’s webcast and conference call referred to in such press release. A copy of the press release, slide presentation, and transcript of the conference call are furnished as Exhibits to this report on Form 8-K and is incorporated herein by reference.

The press release, slide presentation, and transcript of the conference call include certain Non-GAAP items that are set forth in the GAAP reconciliation schedules provided in the release and slide presentation. The Company believes these Non-GAAP financial measures are useful to investors because it allows for a more direct comparison of the Company’s performance for the period with the Company’s performance in the comparable prior-year periods.

The information in the preceding paragraphs, as well as Exhibits 99.1, 99.2 and 99.3 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure

On May 25, 2010, the Company issued a press release reporting third quarter of fiscal 2010 results. Additionally, on May 26, 2010, the Company made available a slide presentation to be discussed during the Company’s webcast and conference call referred to in such press release. A copy of the press release, slide presentation, and transcript of the conference call are furnished as Exhibits to this report on Form 8-K and is incorporated herein by reference.

The press release, slide presentation, and transcript of the conference call include certain Non-GAAP items that are set forth in the GAAP reconciliation schedules provided in the release and slide presentation. The Company believes these Non-GAAP financial measures are useful to investors because it allows for a more direct comparison of the Company’s performance for the period with the Company’s performance in the comparable prior-year periods.

The information in the preceding paragraphs, as well as Exhibits 99.1, 99.2 and 99.3 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Current Report on Form 8-K.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act, including statements with respect to the Company’s fiscal 2010 fourth quarter results. These statements are based on management’s current expectations, estimates and projections. Forward-looking statements are subject to risks and uncertainties that may cause actual results in the future to differ materially from the results projected or implied in any forward-looking statements contained in this press release. Such risks and uncertainties include: business and economic conditions in the telecommunications industry affecting our customers, the adequacy of our insurance and other reserves and allowances for doubtful accounts, whether the carrying value of our assets may be impaired, the impact of any future acquisitions, the anticipated outcome of other contingent events, including litigation, liquidity needs and the availability of financing, as well as other risks detailed in the Company’s other filings with the Securities and Exchange Commission. These filings are available on a web site maintained by the Securities and Exchange Commission at http://www.sec.gov. The Company does not undertake to update forward looking statements except as required by law.

Item 9.01 Financial Statement and Exhibits.

99.1	Press release dated May 25, 2010 by Dycom Industries, Inc announcing the third quarter fiscal 2010 results.

99.2	Slide presentation relating to the webcast and conference call held regarding the Company’s fiscal 2010 third quarter results, which took place on May 26, 2010.

99.3	Transcript of Dycom Industries Inc. webcast and conference call to review its fiscal 2010 third quarter results, which took place on May 26, 2010.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 26, 2010

DYCOM INDUSTRIES, INC. (Registrant)
By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Senior Vice President and Chief Financial Officer